CSC Small Cap Value Fund
Schedule of Investments
June 30, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS - 90.0%
Consumer Discretionary - 12.7%
Apex Global Brands, Inc. * (a)	78,989	$73,428
Apex Global Brands, Inc. *	237,143	265,600
Cinemark Holdings, Inc.	90,000	1,039,500
E.W. Scripps, Class A	467,487	4,090,512
Liberty TripAdvisor Holdings, Inc. *	400,000	852,000
Six Flags Entertainment Corp.	90,000	1,728,900
Skechers U.S.A., Inc. *	45,000	1,412,100
TEGNA	161,000	1,793,540
		11,255,580
Consumer Staples - 2.6%
Spectrum Brands Holdings	50,500	2,317,950

Energy - 2.4%
WPX Energy *	326,300	2,081,794

Financial Services - 3.1%
INTL FCStone *	50,000	2,750,000

Health Care - 10.3%
Avanos Medical, Inc. *	70,000	2,057,300
Capital Senior Living Corp. *	656,492	466,109
Patterson Companies	123,900	2,725,800
Phibro Animal Health Corp.	95,000	2,495,650
Viemed Healthcare *	145,300	1,394,880
		9,139,739
Materials & Processing - 14.9%
Acuity Brands, Inc.	15,000	1,436,100
Axalta Coating Systems, Ltd. *	80,000	1,804,000
Compass Minerals International	80,000	3,900,000
GCP Applied Technologies, Inc. *	100,000	1,858,000
Mueller Water Products, Inc.	130,000	1,225,900
Northern Technologies International	98,094	782,790
UFP Technologies *	50,000	2,203,000
		13,209,790
Producer Durables - 23.7%
AZZ	41,900	1,438,008
Colfax *	150,000	4,185,000
DLH Holdings *	83,601	613,631
Enerpac Tool Group Corp.	40,000	704,000
GP Strategies *	541,500	4,646,070
Heritage-Crystal Clean *	138,200	2,412,972
Macquarie Infrastructure	140,000	4,296,600
Standex International Corp.	40,000	2,302,000
Transcat *	15,450	399,537
		20,997,818
Technology - 20.3%
Avid Technology *	340,000	2,471,800
CommVault Systems, Inc. *	50,000	1,935,000
Great Elm Capital Group * (b)	799,710	1,863,324
Millicom International Cellular	172,000	4,497,800
ViaSat *	139,500	5,352,615
Yelp, Inc. *	80,000	1,850,400
		17,970,939

Total Common Stocks		79,723,610
(Cost $90,773,462)

SUBORDINATED NOTES - 2.4%
Consumer Discretionary - 2.4%	Par
Apex Global Brands, Inc.
10.75%, (3 month LIBOR + 8.75%, minimum of 10.75%, PIK), 11/02/2021 (c) (d)	$5,285,440	2,087,749
TOTAL SUBORDINATED NOTES		2,087,749
(Cost $5,135,680)

WARRANTS 0.0%	Shares
Consumer Discretionary - 0.0%
Apex Global Brands, Inc. (Expires 08/11/24, Exercise Price $12.66) * (c)	19,747	–
Apex Global Brands, Inc. (Expires 12/07/24, Exercise Price $6.75) * (c)	59,259	–
Total Warrants
(Cost $446,040)		–

SHORT-TERM INVESTMENT - 7.8%
Invesco Treasury Obligations Portfolio, Institutional Class, 0.08% ^
Total Short-Term Investment	6,954,698	6,954,698
(Cost $6,954,698)

Total Investments - 100.2%
(Cost $103,309,880)		88,766,057
Liabilities in Excess of Other Assets - (0.2%)		(140,049)
Total Net Assets - 100.0%		$88,626,008

PIK -	Payment In-Kind Security. A payment in-kind security makes interest payments in the form of additional par value in lieu of cash.
*	Non-income producing security.
(a)
Security is restricted from resale and considred illquid. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $73,428, which represents less than 0.1% of net assets. Information concerning the restricted and illquid security is as follows:

	Security	Shares	Date Acquired	Cost Basis
	Apex Global Brands, Inc. - Common Stock	78,989	Aug. 2017	$828,794

(b)
Security is considered illiquid by an independent pricing service and is categorized in Level 1 of the fair value hierarchy. This Level 1 illiquid security has a total fair value of $1,863,324, which represents 2.1% of net assets. Information concerning the Level 1 illiquid security is as follows:

	Security	Shares	Date Acquired	Cost Basis
	Great Elm Capital Group	799,710	Jun. 2019 - Jul. 2019	$3,053,322

(c)
Security is considered illiquid and is categorized in Level 2 of the fair value heirarchy. These Level 2 illiquid securities have a total fair value $2,087,749, which represents 2.4% of total net assets.  Information concerning the Level 2 illiquid securities is as follows:

	Security	Par/Shares	Dates Acquired	Cost Basis
	Apex Global Brands, Inc. - Notes	$5,285,440	Aug. 2018 - Jun. 2020	$5,135,680
	Apex Global Brands, Inc. - Warrant (08/11/24)	19,747	Aug. 2017	$171,207
	Apex Global Brands, Inc. - Warrant (12/07/24)	59,259	Dec. 2017	$274,833

(d)	Variable rate security. The rate shown is the rate in effect as of June 30, 2020.
^	The rate of shown is the annualized seven day effective yield as of June 30, 2020.

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes of valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similiar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similiar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securitites as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$79,650,182	$-	$73,428	$79,723,610
Subordinated Notes	-	2,087,749	-	2,087,749
Warrants	-	-	-	-
Short-Term Investment	6,954,698	-	-	6,954,698
Total Investments in Securities	$86,604,880	$2,087,749	$73,428	$88,766,057

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments
in
Securities
Balance as of September 30, 2019	$96,375
Accrued discounts/ premiums	-
Realized gain (loss)	-
Change in net unrealized appreciation/depreciation	(22,947)
Net sales	-
Transfers into and/or out of Level 3	-
Balance as of June 30, 2020	$73,428
Change in unrealized appreciation/depreciation during the period for Level 3 investments held at as of June 30, 2020	$(22,947)

The Level 3 investments as of June 30, 2020 represented less than 0.1% of the Fund's net assets. Refer to the Schedule of Investments for further information on the classification of investments.

The following provides information regarding the valuation techniques, unobservable inputs used, and other information related to the fair value of Level 3 investments as of June 30, 2020:

Type of Security	Fair Value as of June 30, 2020	Valuation Technique	Unobservable Input	Range/Weighted Average
Common Stocks	$73,428	Consensus pricing	Discount for lack of marketability	17%